UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2020

MONTES ARCHIMEDES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39597	85-1830874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

724 Oak Grove Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-6558

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	MAACU	The NASDAQ Stock Market LLC

Shares of Class A common stock included as part of the units	MAAC	The NASDAQ Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	MAACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in Item 8.01 is incorporated into this Item by reference.

Item 8.01.	Other Events.

As previously disclosed on a Current Report on Form 8-K dated October 9, 2020, Montes Archimedes Acquisition Corp. (the “Company”), consummated its initial public offering (“IPO”) of 40,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $400,000,000. The Company granted the underwriters a 45-day option to purchase up to 6,000,000 additional Units to cover over-allotments, if any.

As also previously disclosed, simultaneously with the closing of the IPO, the Company consummated the private placement with Patient Square Capital LLC (the “Sponsor”) of 10,000,000 Private Placement Warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, generating total proceeds of $10,000,000.

Subsequently, on November 10, 2020, the underwriters exercised the over-allotment option in part, and the closing of the issuance and sale of the additional Units (the “Over-Allotment Option Units”) and additional Private Placement Warrants (the “Over-Allotment Private Placement Warrants”) occurred on November 12, 2020. The total aggregate issuance by the Company of 1,071,823 Over-Allotment Option Units and 214,365 Over-Allotment Private Placement Warrants at a price of $1.00 per unit resulted in total gross proceeds of $10,932,594.50 and net proceeds of $10,503,865.40.

The net proceeds of the sale of the Over-Allotment Option Units and the Over-Allotment Private Placement Warrants were placed in a trust account established for the benefit of the Company's public shareholders, and added to the net proceeds from the initial public offering and certain of the proceeds from the sale of the Private Placement Warrants; upon closing of the over-allotment in part, there was an aggregate of approximately $413,200,094 in the trust account. Included with this report as Exhibit 99.1 is a pro-forma balance sheet reflecting the exercise of the over-allotment option in part.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Pro Forma Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2020

MONTES ARCHIMEDES ACQUISITION CORP.

By:	/s/ Maria C. Walker
Name:	Maria C. Walker
Title:	Chief Financial Officer